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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of theSecurities Exchange Act of 1934
        Date of Report (Date of earliest event reported): May 21, 2002

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                         EDUCATION LENDING GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

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
        Delaware                   000-29995                 33-0851387
     (State or Other              (Commission               (IRS Employer
      Jurisdiction               File Number)            Identification No.)
    of Incorporation)
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
12760 High Bluff Drive, Suite 210, San Diego,California           92130
       (Address of Principal Executive Offices)                (Zip Code)
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       Registrant's telephone number, including area code (858) 793-4151

                          DIRECT III MARKETING, INC.
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

   Effective May 21, 2002, Direct Marketing III, Inc., a Delaware corporation, amended its certificate of incorporation to change its name to Education Lending Group, Inc. The Company decided to change its name to more accurately reflect its shift in focus in 2001 to the student loan industry. Education Lending Group, Inc. markets products, services and solutions to the Federal Guaranteed Student Loan Industry. The company is a full service provider of financial aid products to students, parents and schools. This includes, but is not limited to, student financial aid counseling, debt management, loan origination, loan servicing management, and secondary market loan acquisition services.

   The name change was approved unanimously by the company's Board of Directors on January 11, 2002 and was approved by the holders of the majority of the Company's stock on May 20, 2002 at the Company's Annual Meeting of Stockholders. The press release announcing the name change is filed with this Form 8-K and is attached as Exhibit 99.1.

   The Company's stock is traded in the over-the-counter market through the OTC Bulletin Board system. Effective, May 24, 2002, the Company's ticker symbol was changed to "EDLG".

   On May 24, 2002, the Company closed the sale of $525,000,000 2002 Class A and Class B Notes securitized by federally-guaranteed student loans. The Notes were issued by Education Funding Capital Trust--I, a Delaware business trust that was formed for the financing by Education Funding Capital, LLC, an indirect subsidiary of Education Lending Group, Inc. The Notes were sold in a private placement by underwriters acting on the Company's behalf. The press release announcing this securitization is filed with this Form 8-K and is attached at Exhibit 99.2.

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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EDUCATION LENDING GROUP, INC.

                                              By:      /s/  ROBERT DEROSE
                                                  -----------------------------
                                                          Robert DeRose
                                                     Chief Executive Officer

Date: May 29, 2002

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                                 EXHIBIT INDEX

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
Exhibit
Number                                        Exhibit Description
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
  3     Amended and Restated Articles of Incorporation of Registrant (included as Exhibit A in the Proxy
          Statement filed by the Registrant on April 15, 2002 and incorporated herein by reference.)
 99.1   Press Release dated May 21, 2002.
 99.2   Press Release dated May 28, 2002
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